UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Plan of Liquidation
Following a lengthy process of evaluating strategic alternatives for KBS Legacy Partners Apartment REIT, Inc. (the “Company”) and an aggressive campaign to market the Company’s assets, the Company’s board of directors and a committee composed of independent directors (the “Special Committee”) each has unanimously determined that a complete liquidation and dissolution of the Company (the “Plan of Liquidation”) would be most likely to maximize stockholder value at this time, and that the terms of the Plan of Liquidation are fair to the Company’s stockholders, advisable and in the stockholders’ best interest. Pursuant to the Plan of Liquidation, the Company would sell all of its remaining properties, pay all of its known liabilities, provide for the payment of its unknown or contingent liabilities, distribute its remaining cash to its stockholders, wind up its operations and dissolve.
Pursuant to Maryland law and the Company’s charter, the Plan of Liquidation must be approved by the affirmative vote of a majority of all of the shares of common stock entitled to vote thereon. The Company currently estimates that, if the Plan of Liquidation Proposal is approved by its stockholders and the Company is able to implement the plan successfully, the Company’s net proceeds from liquidation and, therefore, the amount of cash that each stockholder would receive for each share of the Company’s common stock that each stockholder then holds, would range between approximately $8.27 and $8.70 per share, which would be in addition to the previous $1.00 per share special distribution paid to the Company’s stockholders on May 1, 2017 in connection with the disposition of Wesley Village. For more information on the disposition of Wesley Village and the special distribution, see the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 11, 2017.
The Company expects to pay liquidating distributions to its stockholders during the liquidation process and to pay the final liquidating distribution after it sells all of its properties, pays all of its known liabilities and provides for unknown liabilities, which activities the Company expects to complete within 12 months after stockholder approval of the Plan of Liquidation. A final liquidating distribution to the Company’s stockholders may not be paid until all of its liabilities have been satisfied. There can be no assurances regarding the amounts of any distributions or the timing thereof.
The Plan of Liquidation authorizes the Company’s officers and the board of directors to take such actions as may, in their judgment, be necessary or advisable in order to wind up expeditiously the affairs of the Company and complete the liquidation and dissolution thereof. In addition, the Company, in accordance with applicable law, will provide for outstanding liabilities and, to do so, may establish a reserve fund or transfer assets to a liquidating trust.
Prior to the acceptance for record of the Company’s articles of dissolution by the State Department of Assessments and Taxation of Maryland, the Company’s board of directors may terminate the Plan of Liquidation for any reason, subject to and contingent upon the approval of such termination by the Company’s stockholders. Notwithstanding approval of the Plan of Liquidation by the Company’s stockholders, the board of directors or the trustees of a liquidating trust may make certain modifications or amendments to the Plan of Liquidation without further action by or approval of the Company’s stockholders to the extent permitted under law.
The foregoing description of terms of the Plan of Liquidation is qualified in its entirety by reference to the text of the plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Core-Portfolio Sale Agreements
On September 1, 2017, the Company, through certain indirect wholly owned subsidiaries, entered into agreements for purchase and sale effective as of September 5, 2017, with RREF III-P Elite Venture, LLC (the “Purchaser” and such agreements, the “Core-Portfolio Sale Agreements”), to sell four of the Company’s real estate properties (together, the “Core-Portfolio Properties”) for aggregate consideration of $218.9 million. The sale of the Core-Portfolio Properties is contingent on stockholder approval of the Plan of Liquidation.

Information relating to the Core-Portfolio Properties is set forth in the table below:

Property Name	Units	Location	Date of the Company’s Acquisition	Percentage of Total Assets as of June 30, 2017	Percentage of Total Revenues for the Six Months ended June 30, 2017	Core-Portfolio Consideration
Legacy at Valley Ranch	504	Irving, TX	10/26/2010	9.3%	16.7%	$68,500,000
The Residence at Waterstone	255	Pikesville, MD	04/06/2012	16.5%	12.3%	60,100,000	(1)
Crystal Park at Waterford	314	Frederick, MD	05/08/2013	11.8%	10.8%	45,900,000
Lofts at the Highlands	200	St. Louis, MO	02/25/2014	10.4%	9.0%	44,400,000	(2)
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(1) Amount includes a mortgage secured by the property with an outstanding principal balance of $45.1 million as of September 1, 2017 to be assumed by the Purchaser.
(2) Amount includes a mortgage secured by the property with an outstanding principal balance of $30.5 million as of September 1, 2017 to be assumed by the Purchaser.
The Core-Portfolio Sale Agreements contain certain representations, warranties, and covenants of the Company, through its indirect wholly owned subsidiaries, and the Purchaser. Additionally, the closing of the sale of the Core-Portfolio Properties is subject to the satisfaction or waiver of certain closing conditions set forth in the Core-Portfolio Sale Agreements. There can be no assurance that the closing conditions will be satisfied, that the sale of the Core-Portfolio Properties will be consummated, or the timing thereof.
There are no restrictions on the Company’s ability under the Core-Portfolio Sale Agreements to negotiate with other potential buyers and attempt to sell the Core-Portfolio Properties for a higher price by (i) causing the Company to fail to obtain stockholder approval of the Plan of Liquidation by the approval deadline of January 18, 2018, which can be extended in certain circumstances, and (ii) returning to the Purchaser any of its earnest money previously paid and reimbursing the Purchaser for its documented out-of-pocket third-party costs and expenses incurred in connection with the Core-Portfolio Sale Agreements up to a maximum aggregate amount of $250,000.
The Core-Portfolio Sale Agreements may be terminated by the Company or the Purchaser for a number of reasons, including breach of any one of the covenants, failure to meet conditions, breach of representations and warranties, or failure to adhere to closing timing as required under the Core-Portfolio Sale Agreements.
In the event that the Purchaser fails, without legal excuse, to complete the purchase of Core-Portfolio Property pursuant to the material terms of the applicable Core-Portfolio Sale Agreement, all amounts of earnest money with respect to that Core-Portfolio Property previously deposited with the escrow agent by the Purchaser will be forfeited to the Company and, in certain circumstances, the Purchaser must pay certain other fees and expenses to the Company, as further described in the Core-Portfolio Sale Agreements. Such payments are the sole exclusive remedy for such failure by the Purchaser.
In the event that the Company, without legal excuse, breaches a Core-Portfolio Sale Agreement and fails to sell a Core-Portfolio Property in accordance with the terms of the applicable Core-Portfolio Sale Agreement, the Purchaser may either (i) commence an action for specific performance under the Core-Portfolio Sale Agreement, but not for damages of any kind, and recover its attorney’s fees incurred in connection therewith, provided, however, if such default is a result of the Company’s intentional act or willful misconduct which renders specific performance unavailable as a remedy, the Purchaser may, in addition to the remedy set forth in (ii) below, seek damages from the Company in the amount of the Purchaser’s out-of-pocket expenses incurred in connection with the Core-Portfolio Sale Agreement up to a maximum aggregate amount of $300,000, or (ii) or terminate the Core-Portfolio Sale Agreement and receive a refund of its earnest money deposit with respect to that Core-Portfolio Property plus any interest thereon. The Purchasers have no other remedies under the Core-Portfolio Sale Agreements and waive any other rights they may otherwise have to seek other remedies.

The foregoing description of the Core-Portfolio Sale Agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Core-Portfolio Sale Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, and are incorporated herein by reference. The Core-Portfolio Sale Agreements have been attached as exhibits to provide stockholders with information regarding their terms. They are not intended to provide any other factual or financial information about the Company, the Purchaser or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Core-Portfolio Sale Agreements were made only for the purposes of such agreements and as of specified dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Core-Portfolio Sale Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the Company’s stockholders. Stockholders should not rely on the representations, warranties, covenants and agreements contained in the Core-Portfolio Sale Agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Purchaser or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Core-Portfolio Sale Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Core-Portfolio Sale Agreements should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Purchaser and their respective affiliates and the transactions contemplated by the Core-Portfolio Sale Agreements that will be contained in the proxy statement that the Company will file with the SEC in connection with the transactions contemplated by the Plan of Liquidation as well as in the other filings that the Company will make with the SEC.
Important Information For Stockholders
Additional Information and Where to Find It
This filing is made in relation to the proposed Plan of Liquidation and sale of the Core-Portfolio Properties. The proposed Plan of Liquidation and sale of the Core-Portfolio Properties, and certain other proposals to be voted on, will be submitted to the Company’s stockholders for their consideration at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). In connection with the proposed Plan of Liquidation and certain other proposals to be voted on, the Company will file a proxy statement for the Annual Meeting with the SEC. The definitive proxy statement will be sent or given to the Company’s stockholders and will contain information about the proposals to be voted on by the Company’s stockholders at the Annual Meeting, including information relating to the Plan of Liquidation and the sale of the Core-Portfolio Properties referenced in this filing. This filing does not constitute a solicitation of any vote or proxy from any stockholder of the Company.
STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE VOTED ON BY THE COMPANY’S STOCKHOLDERS AT THE ANNUAL MEETING, INCLUDING THE PLAN OF LIQUIDATION.
Stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 10, 2017 (the “2016 Annual Report”) (which also has been or will be sent to the Company’s stockholders), free of charge at the SEC’s website, www.sec.gov, on the Investor Information page of the Company’s website at www.kbslegacyreit.com, or by directing a request by mail to KBS Legacy Partners Apartment REIT, Inc., c/o DST Systems, Inc., P.O. Box 219015, Kansas City, MO 64121-9015 or KBS Legacy Partners Apartment REIT, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.
Participants in this Solicitation
The Company, its directors and executive officers, KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”), and the Advisor’s officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposals to be voted on at the Annual Meeting, including the Plan of Liquidation and the sale of the Core-Portfolio Properties. Information regarding the Company, its directors and executive officers and the Advisor is detailed in the proxy statements and Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the Company, its directors and executive officers and the Advisor, including detailed information regarding the interests of such entities or persons in the Plan of Liquidation and sale of the Core-Portfolio Properties, will be included in the Company’s proxy statement in connection with the Annual Meeting when it becomes available. Stockholders may obtain the definitive proxy statement and other relevant documents free of charge as described above.

Cautionary Note Regarding Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
If the Plan of Liquidation is approved by the Company’s stockholders, there are many factors that may affect the amount of the Company’s net proceeds from liquidation including, among other factors, the ultimate sale price of each asset, changes in market demand for apartment properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising hereafter. No assurance can be given as to the amount of the Company’s net proceeds from liquidation. If the Company underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of the Company’s net proceeds from liquidation could be less than estimated. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s net proceeds from liquidation. In addition, there are no guarantees that the Company will be able to successfully implement the Plan of Liquidation.
Forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; the Company’s ability to sell its real estate properties at the times and at the prices it expects; and other risks identified in Part I, Item 1A of the 2016 Annual Report and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017, filed with the SEC on August 10, 2017.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Ex.	Description
10.1	Agreement for Purchase and Sale - Legacy at Valley Ranch Apartments, by and between KBS Legacy Partners Dakota Hill LLC and RREF III-P Elite Venture, LLC, effective as of September 5, 2017

10.2	Agreement for Purchase and Sale - Crystal Park at Waterford Apartments, by and between KBS Legacy Partners Crystal LLC and RREF III-P Elite Venture, LLC, effective as of September 5, 2017

10.3	Agreement for Purchase and Sale - Lofts at the Highlands Apartments, by and between KBS Legacy Partners Lofts LLC and RREF III-P Elite Venture, LLC, effective as of September 5, 2017

10.4	Agreement for Purchase and Sale - Residence at Waterstone Apartments, by and between KBS Legacy Partners Pikesville LLC and RREF III-P Elite Venture, LLC, effective as of September 5, 2017

99.1	KBS Legacy Partners Apartment REIT, Inc. Plan of Complete Liquidation and Dissolution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Date:	September 8, 2017	By:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary
(principal financial officer)